UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-21765

Macquarie Global Infrastructure Total Return Fund Inc.

(Exact name of registrant as specified in charter)

125 West 55th Street, New York, NY 10019

(Address of principal executive offices) (Zip code)

Macquarie Global Infrastructure Total Return Fund Inc.

 125 West 55th Street, New York, NY 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1 (866) 567-4771

Date of fiscal year end: November 30

Date of reporting period: November 30, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

MACQUARIE

GLOBAL INFRASTRUCTURE TOTAL RETURN FUND INC.

MACQUARIE

2018 | ANNUAL REPORT

Section 19(b) disclosure
Macquarie Global Infrastructure Total Return Fund Inc.	November 30, 2018 (Unaudited)

Macquarie Global Infrastructure Total Return Fund Inc. (MGU or Fund), acting pursuant to a Securities and Exchange Commission (SEC) exemptive order and with the approval of the Fund’s Board of Directors (the Board), has adopted a plan, consistent with its investment objectives and policies, to support a level distribution of income, capital gains and/or return of capital (Plan). In accordance with the Plan, the Fund currently distributes $0.42 per share on a quarterly basis.

The fixed amount distributed per share is subject to change at the discretion of the Fund’s Board. Under the Plan, the Fund will distribute all available investment income to its shareholders, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (Code). If sufficient investment income is not available on a quarterly basis, the Fund will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each quarterly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Fund to comply with the distribution requirements imposed by the Code.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Plan. The Fund’s total investment return on net asset value is presented in its financial highlights table.

The Board may amend, suspend or terminate the Fund’s Plan without prior notice if it deems such action to be in the best interest of the Fund or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above net asset value) or widening an existing trading discount. The Fund is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, increased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code. Please refer to the Fund’s prospectus for a more complete description of its risks.

A cumulative summary of the Section 19(a) notices for the Fund’s current fiscal period, if applicable, is included in Additional Information. Section 19(a) notices for the Fund, as applicable, are available on the Fund website at www.macquarie.com/mgu.

Unless otherwise noted, views expressed herein are current as of November 30, 2018, and subject to change for events occurring after such date.

The Fund is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The Fund’s obligations do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (MBL). MBL does not guarantee or otherwise provide assurance in respect of the obligations of the Fund, unless noted otherwise.

Caution regarding forward-looking statements and past performance

This Annual Report contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of Macquarie Capital Investment Management LLC (MCIM or Manager) and its respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical facts. For example, forward-looking statements may include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Fund’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Past performance is not a reliable indication of future performance. When evaluating the information included in this Annual Report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of MCIM and its respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

Capitalized terms used but not defined herein have the meaning assigned to them in the Fund’s Prospectus.

Stockholder letter
Macquarie Global Infrastructure Total Return Fund Inc.	November 30, 2018 (Unaudited)

Introduction

We are pleased to present this annual report to the shareholders of Macquarie Global Infrastructure Total Return Fund Inc. (MGU or Fund) for the twelve months ended November 30, 2018 (Period). The Fund commenced operations and began trading on the New York Stock Exchange on August 26, 2005.

Performance & Portfolio Review

Global infrastructure securities underperformed global equities in the Period.

Markets finished 2017 on a similar note to how they traded for much of the year – with pricing in a number of markets at record highs and volatility at or around all-time lows. Continued economic growth momentum provided a key backstop for investor sentiment. Central banks remained supportive, though less so than in previous quarters, with decisions being well telegraphed to the market. Finally, tax reform in the United States made significant progress and eventually was completed just before the end of the calendar year.

2018 has been marked by rising geopolitical tensions, withdrawing support from central banks, particularly in the US, and continued strength in economic fundamentals. Trade war fears stoked primarily by President Trump and a new US policy toward global trade relations, weighed on markets at times. Particularly in focus was the application of tariffs and counter tariffs on a wide variety of goods traded between the US and China. The concerns of strained trade relations caused by US policy expanded to traditionally friendly trade partners: Canada, Mexico, and the European Union.

A negative change in investor sentiment centered on emerging markets for much of 2018, with Argentina and Turkey seen as particularly weak. Turkey’s central bank hiked rates by 6.25% to 24%, much more than expected and in defiance of President Erdogan’s desire for low interest rates and Argentina was forced to request an even larger bailout from the International Monetary Fund.

The US Federal Reserve (Fed) increasingly tapered its re-investment program for both government and mortgage-backed securities and, while the European Central Bank (ECB) announcement in June was accepted as ‘dovish’, the ECB did commit to ending its purchase program by year-end.

The third quarter saw pressure returning to emerging markets, led by Turkey, and continued concerns over trade wars. Trade talks were also an overriding theme during the month. We had a poor start with the US announcing that President Trump directed that it consider increasing the duty on $US200bn of Chinese goods from 10% to 25%. This was balanced by a strong second quarter of US earnings and further support being announced for the Chinese yuan.

September was a more positive month for risk markets, with even markets under significant pressure over the last several months enjoying a bounce. But that quickly faded in October as market volatility returned with global equities finishing the month down. This weakness arose from a combination of factors including higher bond yields, trade tensions escalating between the US and China, and some disappointing earnings guidance. November was a volatile month for markets as trade tensions, weakness in oil, and the Fed dominated headlines amongst the completions of an earnings season that confirmed the weaker earnings guidance.

For the Twelve-Month Period Ended November 30, 2018[1]	Total Return (%)[2]
Macquarie Global Infrastructure Total Return Fund – Net Asset Value	(10.10)
Macquarie Global Infrastructure Total Return Fund – Market Price	(12.18)
S&P Global Infrastructure Index (Net Total Return)[3]	(8.31)
MSCI World Index (Net Total Return)[4]	0.14

Unless otherwise indicated, all references to currency are to USD.

1 Calculated on a total return basis, adjusting for distributions and assuming dividend reinvestment.

2 Source: The Bank of New York Mellon, Bloomberg L.P.

3 The S&P Global Infrastructure Index (Net Total Return) consists of approximately 75 infrastructure/utilities stocks and is selected by Standard & Poor’s Financial Services LLC.

4 The MSCI World Index (Net Total Return) is a stock market index of approximately 1600 ‘world’ stocks maintained by MSCI Inc. The index includes a collection of stocks of all the developed markets in the world, as defined by MSCI.

The major negative contributors were Toll Roads, Electric Utilities and Airport stocks. Water and Pipelines were positive contributors to performance.

Let’s look at these sectors in further detail.

Toll Roads

The Toll Road sector was down during the period with the Italian toll road operator, Atlantia, being the weakest performer of our holdings in the sector. The stock was down almost 30% during the third quarter after a section of the Morandi Bridge in Genoa, Italy, collapsed resulting in the effective destruction of the bridge. The bridge formed part of the A10 motorway, which is included in the Autostrade per l’Italia (ASPI) toll road concession. ASPI is in turn owned by Atlantia. The A10 section of road at 55km represents 1.8% of Atlantia’s toll roads under operation across all Italian concessions managed.

Electric Utility

The Electric Utility sector was the largest detractor from performance driven by exposure to the California utility companies, PG&E and Edison International. In November, wildfires north of San Francisco and near Los Angeles, covering about 250,000 acres overall, forced the evacuation of more than 150,000 people in the state. PG&E declined significantly amid speculation that utility equipment may have caused the devastating wildfires, although the ignition point of the fires remains unknown at this time. In 2017, large wildfires causing considerable damage were suspected to have been caused by utility equipment. The combination of prolonged drought conditions, pests killing trees and strong, dry winds combined to fuel the fires, which became one of the worst wildfire seasons in California’s history. As a result, a previously underappreciated California law (“Inverse Condemnation”) came to the fore and began to weigh on local utility stocks.

Airports

Stock selection in the Airports sector was a detractor led by our position in Flughafen Zurich. Regarding the broader sector, the strategy’s underweight was a detractor despite momentum in traffic growth beginning to weaken. We have maintained the view that this momentum is unduly strong and believe valuations are stretched.

Pipelines

A contributor to performance was stock selection in the Pipelines sector, led by Cheniere Energy, a North American natural gas exporter. The market has continued its appreciation of Cheniere’s first mover status in the development of LNG exports from the US and the long-term prospects for further growth in the global LNG markets. We view Cheniere as being well positioned to participate in new demand-driven projects and the company continues to build LNG facilities ahead of schedule.

Stockholder letter

Macquarie Global Infrastructure Total Return Fund Inc.

Water

The Water sector was a contributor to performance led by our position in the Brazilian water utility, Sanepar. Sanepar was down through much of 2018 as the company lagged on a combination of macro factors (Emerging Market names lagging) and local issues concerning the governor’s election in early-October. The stock surged in October on the back of general strength in the Brazilian equity markets caused by the presidential election victory of Jair Bolsonaro.

Leverage

As of November 30, 2018, the Fund had USD 138 million in leverage outstanding. At Period-end, the Fund’s leverage was 31.7% of its Total Assets, which is within the limit outlined in the Fund’s

Prospectus. To avoid magnifying the USD exposure due to leverage, the Fund also borrows in Euro to help offset the currency exposure of the investments with the currency of the borrowings.

In determining the leverage level for the Fund, we balance the cost of leverage against the longer term potential for enhanced yield and capital returns.

Performance Relative to Reference Benchmarks

The Fund, which is not managed against any benchmark, underperformed the reference benchmark, the S&P Global Infrastructure Index (Net Total Return). The Fund underperformed the MSCI World Index (Net Total Return).

Fund Diversification by Country & Sector

As of November 30, 2018, the Fund’s Core Component was well diversified across 42 positions in global infrastructure stocks, representing 11 countries and 10 sectors. During the Period, the main increases in the Fund’s weightings were the Water and Toll Roads sectors while the largest declines in sector weightings were with the Seaports and Pipelines sectors. Sector changes were driven principally by bottom-up stock selection.

The table below shows the top ten holdings in the Fund as of November 30, 2018.

Rank	Stock	Country	Infrastructure Sector[1]	%[2]
1	Transurban Group	Australia	Toll Roads	5.80
2	Cheniere Energy	United States	Pipelines	5.80
3	Sempra Energy	United States	Electricity and Gas Distribution	5.20
4	National Grid	United Kingdom	Electricity Transmission	4.50
5	Sydney Airport	Australia	Airports	4.00
6	Enbridge Energy Partners	United States	Pipelines	4.00
7	TransCanada	Canada	Pipelines	3.80
8	Atlantia	Italy	Toll Roads	3.80
9	Severn Trent	United Kingdom	Water	3.50
10	Nextera Energy	United States	Electric Utility	3.50

1 Industry sectors are based on the Manager’s own evaluation of issuers and industries, and do not necessarily track any standard industry or sector classification. Classifications are made by the Investment team and based on the primary business sector of the issuer.

2 Based on Total Assets as defined in the Prospectus.

The tables below show the structure of the portfolio by country and sector.

Country	% of Fund on November 30, 2018[1]	% Point Change over Period	% of Fund on November 30, 2017[1]
United States	40.4	6.4	34.0
Australia	13.4	5.1	8.3
United Kingdom	11.2	6.3	4.9
Italy	10.6	0.8	9.8
Spain	5.1	(0.7)	5.8
Canada	4.3	(7.7)	12.0
Mexico	4.1	0.1	4.0
China	3.0	(3.6)	6.6
Brazil	2.4	1.3	1.1
Switzerland	2.3	(0.1)	2.4
Japan	1.4	0.7	0.7
Netherlands	0.0	(2.1)	2.1
France	0.0	(1.6)	1.6
Germany	0.0	(1.5)	1.5
Singapore	0.0	(1.4)	1.4
New Zealand	0.0	(0.2)	0.2
Other Assets in Excess of Other Liabilities	1.8	(1.8)	3.6

Infrastructure Sector[2]	% of Fund on November 30, 2018[1]	% Point Change over Period	% of Fund on November 30, 2017[1]
Pipelines	28.8	(2.4)	31.2
Toll Roads	15.4	6.7	8.7
Electric Utility	13.7	(1.3)	15.0
Airports	11.1	1.5	9.6
Electricity and Gas Distribution	9.5	0.1	9.4
Water	9.1	7.5	1.6
Electricity Transmission	6.2	0.6	5.6
Electricity Generation	1.7	(1.4)	3.1
Rail / Other Transportation	1.4	(0.9)	2.3
Communications	1.3	(1.8)	3.1
Seaports	0.0	(6.8)	6.8
Other Assets in Excess of Other Liabilities	1.8	(1.8)	3.6

1 Based on Total Assets as defined in the prospectus.

2 Industry sectors are based on the Manager’s own evaluation of issuers and industries, and do not necessarily track any standard industry or sector classification. Classifications are made by the Investment team and based on the primary business sector of the issuer.

Stockholder letter

Macquarie Global Infrastructure Total Return Fund Inc.

Distributions

The Fund paid a quarterly distribution of $0.37 per share in December 2017, March 2018, June 2018 and $0.42 per share in September 2018. Altogether, the Fund paid $1.53 per share during the Period.

A portion of the distributions may be treated as paid from sources other than net income, including, but not limited to, short-term capital gain, long-term capital gain and return of capital. The final determination of the source of all distributions in 2018, including the percentage of qualified dividend income, will be made by the Fund after December 31, 2018.

Outlook

The reduction in the support provided by central banks, particularly in the US, has increased volatility throughout 2018 and caused a number of ‘cracks’ to appear, most recently in the developed world’s equity markets. Strong underlying growth in the US is providing a fundamental backstop, and while there remain significant risks (trade policy, political tensions), it does not appear there is a significant ‘real economy’ catalyst to undo the current uptick in US growth, though weaker earnings guidance and some weaker macroeconomic data coming through will require continued monitoring. In this environment we believe quality and defensive assets that are underpinned by long-term, stable cash flows will continue to be attractive to investors around the world.

Conclusion

The Fund’s investment strategy is to invest in the listed securities of companies globally that own and/or operate infrastructure assets that we believe provide essential services, have strong strategic positions, and are well positioned to generate sustainable and growing cash flow streams for shareholders from their infrastructure assets.

We believe that MGU provides investors with an attractive vehicle to access the broad global universe of listed infrastructure securities. We continue to appreciate your investment in the Fund.

For any questions or comments you may have, please call us at 1-866-567-4771 or visit us online at https://www.delawarefunds.com/closed-end/ products/macquarie-global-infrastructure-total-return-fund.

Yours sincerely,

Brad Frishberg

Chief Executive Officer

Co-Portfolio Manager

Jonathon Ong

Co-Portfolio Manager

Security type / country and sector allocation
Macquarie Global Infrastructure Total Return Fund Inc.	As of November 30, 2018 (Unaudited)

Sector designations may be different than the sector designations presented in other fund materials. The sector designations may represent the investment manager’s internal sector classifications.

Security type / country	Percentage of net assets
Common Stock by Country	133.81%
Australia	19.56%
Brazil	3.53%
Canada	6.35%
China/Hong Kong	4.41%
Italy	15.57%
Japan	1.99%
Mexico	5.94%
Spain	7.44%
Switzerland	3.40%
United Kingdom	16.39%
United States	49.23%
Master Limited Partnerships	9.89%
Total Value of Securities	143.70%
Leverage	(46.36% )
Receivables and Other Assets Net of Liabilities	2.66%
Total Net Assets	100.00%

Common stock and master limited partnerships by sectors	Percentage of net assets
Airports	16.30%
Communications	1.93%
Electric Utility	20.01%
Electricity and Gas Distribution	13.93%
Electricity Generation	2.48%
Electricity Transmission	9.00%
Pipelines	42.10%
Rail & Other Transportation	1.99%
Toll Roads	22.60%
Water	13.36%
Total	143.70%

Schedule of investments
Macquarie Global Infrastructure Total Return Fund Inc.	November 30, 2018

	Number of shares	Value (US $)
Common Stock – 133.81%Δ
Australia – 19.56%
APA Group ¥	461,995	$2,971,507
Atlas Arteria ¥	2,020,222	9,893,060
Spark Infrastructure Group	1,389,197	2,386,099
Sydney Airport ¥	3,544,721	17,617,640
Transurban Group ¥	3,060,943	25,482,130

		58,350,436

Brazil – 3.53%
Cia de Saneamento do Parana	712,280	10,526,714

		10,526,714

Canada – 6.35%
Pembina Pipeline ¥	72,497	2,444,485
TransCanada ¥	402,392	16,490,607

		18,935,092

China/Hong Kong – 4.41%
China Longyuan Power Group Class H	4,391,000	3,451,515
China Tower Class H 144A #†	38,864,000	5,762,045
Huadian Fuxin Energy Class H	19,826,000	3,953,037

		13,166,597

Italy – 15.57%
Atlantia ¥	801,137	16,425,254
Enav 144A #¥	2,973,657	14,132,538
Enel ¥	944,189	5,120,134
Snam ¥	798,727	3,500,325
Terna Rete Elettrica Nazionale ¥	1,299,789	7,266,258

		46,444,509

Japan – 1.99%
East Japan Railway	65,200	5,927,534

		5,927,534

Mexico – 5.94%
ALEATICA ¥	6,867,022	8,488,572
Infraestructura Energetica Nova	2,435,806	9,242,390

		17,730,962

Spain – 7.44%
Aena SME 144A #	42,467	6,740,412
Ferrovial	338,560	6,964,299
Ferrovial †	7,873	161,950
Iberdrola	1,114,661	8,316,011

		22,182,672

Switzerland – 3.40%
Flughafen Zuerich ¥	61,983	10,125,245

		10,125,245

	Number of shares	Value (US $)
Common StockΔ (continued)
United Kingdom – 16.39%
National Grid ¥	1,845,114	$19,582,500
Pennon Group ¥	468,165	4,295,201
Severn Trent	659,559	15,380,017
United Utilities Group	993,910	9,630,332

		48,888,050

United States – 49.23%
American Electric Power ¥	189,300	14,716,182
Cheniere Energy †¥	413,616	25,280,210
Dominion Energy ¥	70,900	5,282,050
Edison International ¥	107,800	5,963,496
Enbridge Energy Management †	1,032,935	11,258,991
Kinder Morgan ¥	820,700	14,009,349
NextEra Energy ¥	83,200	15,118,272
PG&E †¥	396,200	10,451,756
Sempra Energy ¥	197,200	22,721,384
Southwest Gas Holdings	141,700	11,161,709
Williams ¥	429,500	10,874,940

		146,838,339

Total Common Stock (cost $424,887,165)		399,116,150

Master Limited Partnerships – 9.89%
Enbridge Energy Partners ¥	1,596,029	17,348,835
Enterprise Products Partners ¥	236,756	6,214,845
Magellan Midstream Partners ¥	97,934	5,923,048

Total Master Limited Partnerships (cost $30,262,159)		29,486,728

Total Value of Securities – 143.70% (cost $455,149,324)		$428,602,878

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At November 30, 2018, the aggregate value of Rule 144A securities was $26,634,995, which represents 8.93% of the Fund’s net assets. See Note 11 in “Notes to financial statements.”

Δ	Securities have been classified by country of origin. Aggregate classification by business sector has been presented on page 7 in “Security type / country and sector allocations.”

†	Non-income producing security.
¥	Fully or partially pledged as collateral for borrowing transactions.

See accompanying notes, which are an integral part of the financial statements.

Statement of assets and liabilities
Macquarie Global Infrastructure Total Return Fund Inc. (Expressed in US Dollars)	November 30, 2018

Assets:
Investments, at value[1]	$428,602,878
Cash	8,380,458
Dividends receivable	1,214,153
Foreign tax reclaims receivable	502,216
Prepaid arrangement fees on loan outstanding	19,153
Other assets	90,440

Total assets	438,809,298

Liabilities:
Loans payable, at value[2]	138,284,215
Investment advisory expense payable to affiliates	1,074,286
Payable for securities purchased	912,768
Other payables and accrued expenses	95,429
Administration expense payable	71,395
Directors’ expense payable	54,668
Legal expense payable	34,000
Interest on loans payable	11,553

Total liabilities	140,538,314

Total Net Assets	$298,270,984

Net Assets Consist of:
Paid-in capital	$317,823,917
Total distributable earnings (loss)	(19,552,933)

Total Net Assets	$298,270,984

Net Asset Value
Common Shares
Net assets	$298,270,984
Shares of common stock outstanding at $0.001 par value, 100,000,000 shares authorized	12,468,293
Net asset value per share	$23.92

[1] Investments, at cost	$455,149,324
[2] Loans payable, at cost	138,767,520

See accompanying notes, which are an integral part of the financial statements.

Statement of operations
Macquarie Global Infrastructure Total Return Fund Inc. (Expressed in US Dollars)	Year ended November 30, 2018

Investment Income:
Dividends	$25,457,818
Foreign tax withheld	(2,036,627)

23,421,191

Expenses:
Investment advisory	4,514,178
Interest on loans	2,729,645
Administration	218,295
Legal	217,078
Directors	200,669
Audit & tax services	116,245
Insurance	105,883
Custody	97,245
Printing	53,551
Transfer agent	35,965
Other expenses	107,927

Total operating expenses	8,396,681

Net Investment Income	15,024,510

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	4,351,866
Foreign currencies	(180,041)
Foreign currency exchange contracts	(337,479)

Net realized gain	3,834,346

Net change in unrealized appreciation (depreciation) of:
Investments	(58,354,896)
Foreign currencies	2,292,910

Net change in unrealized appreciation (depreciation)	(56,061,986)

Net Realized and Unrealized Loss	(52,227,640)

Net Decrease in Net Assets Resulting from Operations	$(37,203,130)

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Macquarie Global Infrastructure Total Return Fund Inc.

(Expressed in US Dollars)

	Year ended
	11/30/18	11/30/17
Increase (Decrease) in Net Assets resulting from Operations:
Net investment income	$15,024,510	$14,864,430
Net realized gain	3,834,346	4,037,273
Net change in unrealized appreciation (depreciation)	(56,061,986)	66,392,465

Net increase (decrease) in net assets resulting from operations	(37,203,130)	85,294,168

Distributions to Shareholders from:
Distributable earnings*	(19,076,488)	(18,453,074)

	(19,076,488)	(18,453,074)

Net Increase (Decrease) in Net Assets	(56,279,618)	66,841,094

Net Assets:
Beginning of year	354,550,602	287,709,508

End of year[1]	$298,270,984	$354,550,602

1 Net Assets - End of year includes Undistributed net investment income of $2,581,959 in 2017. The Securities and Exchange Commission eliminated the requirement to disclose undistributed (distributions in excess of) net investment income in 2018.

* For the year ended November 30, 2018, the Fund has adopted amendments to Regulation S-X (see Note 13 in “Notes to financial statements”). For the year ended November 30, 2017, the distributions to shareholders from net investments income and net realized gain were $(15,854,856) and $(2,598,218), respectively.

See accompanying notes, which are an integral part of the financial statements.

Statement of cash flows
Macquarie Global Infrastructure Total Return Fund Inc.
(Expressed in US Dollars)	Year ended November 30, 2018

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations	$(37,203,130)

Adjustments to reconcile net increase (decrease) in net assets from operations to net cash provided by (used for) operating activities:
Purchase of investment securities	(456,560,913)
Proceeds from disposition of investment securities	467,348,855
Net realized loss (gain) on investments	(4,351,866)
Net change in unrealized (appreciation) depreciation on investments	58,354,896
Net change in unrealized (appreciation) depreciation of foreign currencies	(2,292,910)
(Increase) decrease in dividends receivable	(83,616)
(Increase) decrease in foreign tax reclaims receivable	(192,299)
(Increase) decrease in prepaid arrangement fees on loan outstanding	30,000
(Increase) decrease in other assets	(29,961)
Increase (decrease) in interest on loans payable	(7,068)
Increase (decrease) in investment advisory expense payable to affiliates	(129,403)
Increase (decrease) in legal expense payable	15,321
Increase (decrease) in administration expense payable	(133,441)
Increase (decrease) in other payables and accrued expenses payable	(79,117)

Total adjustments	61,888,478

Net cash provided by (used for) operating activities	24,685,348

CASH FLOWS FROM FINANCING ACTIVITIES:
Cash payments to reduce borrowings	(15,000,000)
Cash distributions paid	(19,076,488)

Net cash used for financing activities	(34,076,488)

Effect of exchange rates on cash	(32,854)

Net increase (decrease) in cash	(9,423,994)
Cash beginning balance*	17,804,452

Cash ending balance*	$8,380,458

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest expense from borrowings	$2,736,713

*Includes foreign currencies due to custodian as shown on the “Statement of assets and liabilities.”

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Macquarie Global Infrastructure Total Return Fund Inc.

(Expressed in US Dollars)

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period
Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations
Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions
Net asset value, end of period
Market value, end of period
Total return based on2 :
Net asset value
Market value
Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[3]
Ratio of expenses to average net assets prior to interest expenses reimbursed
Ratio of expenses to average net assets excluding interest expenses
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to interest expenses reimbursed
Portfolio turnover
Leverage analysis:
Debt outstanding at end of period (000 omitted)
Asset coverage ratio to total assets[4]

1 The average shares outstanding method has been applied for per share information.

2 Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns exclude brokerage commissions on buying and selling of Fund shares, but do include commissions on buying and selling the underlying portfolio securities. Past performance is not a guarantee of future results.

3 For the years ended November 30, 2018, 2017, 2016, 2015, and 2014, the annualized ratios to Total Assets were 1.92%, 1.58%, 1.88%, 1.89%, and 1.53%, respectively. The Prospectus defines Total Assets as Total Net Assets plus leverage.

4 Asset coverage ratios are calculated based on Total Assets as defined in the Fund’s Prospectus. (See Note 8)

See accompanying notes, which are an integral part of the financial statements.

		Year ended	11/30/15	11/30/14

11/30/18	11/30/17	11/30/16	11/30/15	11/30/14

$28.44	$23.08	$24.12	$28.58	$24.98

1.21	1.19	0.90	0.67	0.90
(4.20)	5.65	(0.46)	(3.69)	4.10

(2.99)	6.84	0.44	(3.02)	5.00

(1.53)	(1.27)	(1.20)	(0.73)	(1.30)
—	(0.21)	(0.28)	(0.71)	(0.10)

(1.53)	(1.48)	(1.48)	(1.44)	(1.40)

$23.92	$28.44	$23.08	$24.12	$28.58

$20.67	$25.16	$19.42	$19.76	$26.60

(10.10% )	31.26%	2.82%	(10.16% )	21.24%
(12.18% )	38.01%	5.60%	(20.92% )	28.42%

$298,271	$354,551	$287,710	$300,709	$356,360
2.61%	2.44%	2.56%	2.37%	2.20%
2.61%	2.50%	2.56%	2.37%	2.20%
1.76%	1.72%	1.83%	1.73%	1.73%
4.67%	4.48%	3.73%	2.47%	3.32%
4.67%	4.42%	3.73%	2.47%	3.32%
99%	71%	65%	53%	61%

$138,284	$155,610	$121,736	$127,262	$133,521
316%	328%	336%	336%	367%

Notes to financial statements
Macquarie Global Infrastructure Total Return Fund Inc.	November 30, 2018

Macquarie Global Infrastructure Total Return Fund Inc. (Fund) is a diversified, closed-end investment management company registered under the Investment Company Act of 1940, as amended (1940 Act), and organized under the laws of the State of Maryland. The Fund’s shares of common stock are listed on the New York Stock Exchange (NYSE) under the ticker “MGU”.

The Fund’s investment objective is to provide to its common stockholders a high level of total return consisting of dividends and other income and capital appreciation.

1. Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services -Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Fund.

Security Valuation – The net asset value (NAV) of the Fund’s shares of common stock will be computed based upon the value of the securities and other assets and liabilities held by the Fund. The NAV is determined as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) on each day the NYSE is open for trading. US debt securities and non-US securities will normally be priced using data reflecting the earlier closing of the principal markets for those securities. Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the NYSE on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. US equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the Nasdaq National Market, are valued at the closing bid prices. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Directors (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. Whenever such a significant event occurs, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing). Restricted securities are valued at fair value using methods approved by the Board.

Federal and Foreign Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current years. Management has analyzed the Fund’s tax positions taken or expected to be taken on the Fund’s federal/state income tax returns through the year ended November 30, 2018 and for all open federal income tax years (years ended November 30, 2015–November 30, 2017) and all open state income tax years (years ended November 30, 2012–November 30, 2017), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. In regard to foreign taxes only, the Fund has open tax years in certain foreign countries in which it invests that may date back to the inception of the Fund. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the “Statement of operations.” During the year ended November 30, 2018, the Fund did not incur any interest or tax penalties.

Cash and Cash Equivalents – Cash equivalents are funds (proceeds) temporarily invested in original maturities of 90 days or less.

Restricted Cash – As of November 30, 2018, the Fund did not classify any funds (proceeds) as restricted.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally does not bifurcate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. These gains and losses are included on the “Statement of operations” under “Net realized and unrealized gain (loss) on investments.” The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Distributions to Shareholders – The Fund intends to distribute to holders of its common shares quarterly distributions of all or a portion of its net income and/or realized gains after payment of interest

Notes to financial statements

Macquarie Global Infrastructure Total Return Fund Inc.

1. Significant Accounting Policies (continued)

in connection with any leverage used by the Fund. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

The Fund has received approval from the Securities Exchange Commission (SEC) for exemption from Section 19(b) of the 1940 Act, and Rule 19b-1 thereunder permitting the Fund to make periodic distributions of long-term capital gains more frequently than otherwise permitted by the 1940 Act, provided that the Fund adheres to the distribution policy that requires the Fund to make level distributions each quarter to shareholders of common stock after payment of interest on any outstanding borrowings.

Net investment income/loss and net realized gain/loss may differ for financial statements and tax purposes. The tax character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Distributions received from Master Limited Partnerships are recorded as return on capital on the ex-dividend date. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

2. Investment Advisory and Management Agreement, Affiliated Transactions and Administration Agreements

On July 10, 2018, the Board approved the renewal of the Fund’s Investment Advisory and Management Agreement (Advisory Agreement), pursuant to which Macquarie Capital Investment Management LLC (MCIM) serves as the Fund’s investment manager and is responsible for determining the Fund’s overall investment strategy and implementation through day-to-day portfolio management, subject to the general supervision of the Fund’s Board. MCIM is also responsible for managing the Fund’s business affairs, overseeing other service providers and providing management services. As compensation for its services to the Fund, MCIM receives an annual management fee, payable on a quarterly basis, equal to the annual rate of 1.00% of the Fund’s Total Assets (as defined below) up to and including $300 million, 0.90% of the Fund’s Total Assets over $300 million up to and including $500 million, and 0.65% of the Fund’s Total Assets over $500 million. Total Assets of the Fund, for the purpose of this calculation, include the aggregate of the Fund’s average daily net assets plus proceeds from any outstanding borrowings used for leverage.

The Fund may place a portion of its portfolio transactions with a brokerage firm which is an affiliate of MCIM. The commissions paid to the affiliated firm totaled $79,676 for the year ended November 30, 2018.

Computershare Trust Company, N.A. (Computershare) serves as the Fund’s Transfer Agent, dividend-paying agent, and registrar. As compensation for Computershare’s services, the Fund pays Computershare a monthly fee plus certain out-of-pocket expenses.

3. Investments

For the year ended November 30, 2018, the Fund made purchases and sales of investment securities other than U.S. government securities and short-term investments as follows:

Purchases	$450,516,620
Sales	459,506,601

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At November 30, 2018, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Fund were as follows:

Cost of investments	$452,903,123
Aggregate unrealized appreciation of investments	$24,907,816
Aggregate unrealized depreciation of investments	(49,208,061)

Net unrealized depreciation of investments	$(24,300,245)

US GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below and on next page.

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities,

Notes to financial statements

Macquarie Global Infrastructure Total Return Fund Inc.

3. Investments (continued)

credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3 –	Significant unobservable inputs, including the Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy as of November 30, 2018:

Securities:	Level 1	Level 2	Total
Assets:
Common Stock	$398,954,200	$161,950	$399,116,150
Master Limited Partnerships	29,486,728	—	29,486,728

Total Value of Securities	$428,440,928	$161,950	$428,602,878

During the year ended November 30, 2018, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the year. In accordance with the fair valuation procedures described in Note 1, international fair value pricing of securities in the Fund occurs when market volatility exceeds an established threshold. If the threshold is exceeded on a given date, then prices of international securities (those that traded on exchanges that close at a different time than the time that the Fund’s NAV is determined) are established using a separate pricing feed from a third-party vendor designed to establish a price for each such security as of the time that the Fund’s NAV is determined. Further, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels based on fair value at the beginning of the reporting period on December 1, 2017.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to net assets. During the year ended November 30, 2018, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gain on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended November 30, 2018 and 2017 were as follows:

	Year ended
	11/30/18	11/30/17
Ordinary income	$17,091,230	$16,866,334
Long-term capital gain	1,985,258	1,586,740

Total	$19,076,488	$18,453,074

5. Components of Net Assets on a Tax Basis

As of November 30, 2018, the components of net assets on a tax basis were as follows:

Shares of common stock	$317,823,917
Undistributed long-term capital gains	4,747,312
Net unrealized depreciation of investments	(24,300,245)

Net assets	$298,270,984

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and tax treatment of partnerships.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of partnerships. Results of operations and net assets were not affected by these reclassifications. For the year ended November 30, 2018, the Fund recorded the following reclassifications:

Paid-in Capital	$(2,166)
Total Distributable Earnings (Loss)	2,166

6. Capital Transactions

	Year ended
	11/30/18	11/30/17
Shares:
Common Shares Outstanding - beginning of year	12,468,293	12,468,293
Common Shares Outstanding - end of year	12,468,293	12,468,293

7. Derivatives

US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Notes to financial statements

Macquarie Global Infrastructure Total Return Fund Inc.

7. Derivatives (continued)

Foreign Currency Exchange Contracts – The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies. In addition, the Fund may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. No foreign currency exchange contracts were outstanding at November 30, 2018.

During the year ended November 30, 2018, the Fund entered into foreign currency exchange contracts to facilitate or expedite the settlement of portfolio transactions.

During the year ended November 30, 2018, the Fund experienced net realized gains or losses attributable to foreign currency holdings, which is disclosed as on the “Statement of operations.”

Derivatives generally. The table below summarizes the average balance of derivative holdings by the Fund during the year ended November 30, 2018:

	Long Derivatives	Short Derivatives
	Volume	Volume
Foreign currency exchange contracts (average cost)	$1,789,715	$1,920,132

8. Leverage

The Fund has entered into a Committed Facility Agreement with BNP Paribas Prime Brokerage International Ltd. (the BNP Paribas Facility or the Agreement), which provides for a committed credit facility to be used as leverage for the Fund. The BNP Paribas Facility provides for secured, committed lines of credit for the Fund, where selected Fund assets are pledged against advances made to the Fund. Under the 1940 Act, the Fund, after any such borrowings, must have asset coverage of at least 300% (33 1/3% of the Fund’s Total Assets after borrowings). Under the current terms, the total amount of loans that may be outstanding at any one time, or the Maximum Commitment Financing (MCF), under the BNP Paribas Facility is $120,000,000 and Euro 40,000,000. The Fund may reduce the MCF by a total aggregate amount of up to $20,000,000 upon one business day’s prior notice (no more than one time per calendar month). Effective July 26, 2018, the Fund pays 0.55% per annum above 3-month LIBOR for the

U.S. Dollar line and 0.55% above the 3-month EURIBOR for the Euro line. Prior to July 26, 2018, the Fund paid 0.70% per annum above 3-month LIBOR for the U.S. Dollar line and 0.70% above the 3-month EURIBOR for the Euro line. The Fund pays a commitment fee of 0.50% on the undrawn MCF.

As of July 26, 2018, $60,000,000 of the U.S. Dollar line was fixed at a rate of 2.303% for a five year period. Prior to July 26, 2018, the rate was 2.453%. At the end of that five year period, the rate will be adjusted, if necessary, in accordance with the modified following business day convention, unless the parties agree in writing to amend or extend the term of the relevant fixed rate period. The Fund paid an arrangement fee of 0.250% on the fixed rate borrowing.

As of November 30, 2018, the Fund had $33,000,000 and Euro 40,000,000 in leverage outstanding on the variable lines and $60,000,000 outstanding on the fixed line. The carrying values of the loan approximate fair values. The daily average amounts outstanding over the period on the variable line was $39,178,082, with an average rate on the borrowing of 2.835%, and Euro 40,000,000 with the average rate on borrowing of 0.320%.

The unused amount under the BNP Paribas Facility was $27,000,000 at November 30, 2018. The loan payable is carried at value, and the Euro line is adjusted daily for foreign currency translation. At November 30, 2018, the Fund maintained an asset coverage of 316%, and the market value of the securities pledged as collateral for the BNP Paribas Facility totaled $291,322,370.

9. Soft Dollar Arrangement

MCIM maintains commission sharing arrangements with various executing brokers in which a portion of total commissions paid by the Fund is allocated to a pool of “credits” maintained by a broker. These credits may be used to pay for a portion of MCIM’s permitted investment research services.

10. Compensation of Directors

The non-interested Directors of the Fund receive a quarterly retainer of $10,000 and the Chairman of the Board of Directors receives a quarterly retainer of $12,188. Non-interested Directors and the Chairman also receive an additional $2,500 for each meeting attended, and $1,500 for each telephonic meeting. Additional out-of-pocket expenses are paid as incurred.

11. Credit and Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

Notes to financial statements

Macquarie Global Infrastructure Total Return Fund Inc.

11. Credit and Market Risk (continued)

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to MCIM, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedule of investments.” Restricted securities are valued pursuant to the security valuation procedures noted in Note 1.

12. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

13. Recent Accounting Pronouncements

On November 17, 2016, the FASB issued Accounting Standard Update, ASU 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash. This update intends to reduce diversity in the presentation of restricted cash and restricted cash equivalents in the statement. Any restricted cash and restricted cash equivalents will be included as components of cash and cash equivalents as presented on the statement of cash flows. For the Fund, the effective date of this update is for periods beginning after December 15, 2017. At this time, management is evaluating the implications of the ASU 2016-18 and believes it will not have a material impact on the financial statements.

In August 2018, the FASB issued an ASU 2018-13, which changes certain fair value measurement disclosure requirements. The ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2018, the SEC adopted amendments to Regulation S-X to update and simplify the disclosure requirements for registered investment companies by eliminating requirements that are redundant or duplicative of US GAAP requirements or other SEC disclosure requirements. The new amendments require the presentation of the total, rather than the components, of distributable earnings on the “Statement of assets and liabilities” and the total, rather than the components, of dividends from net investment income and distributions from net realized gains on the “Statements of changes in net assets.” The amendments also removed the requirement for the parenthetical disclosure of undistributed net investment income on the “Statements of changes in net assets” and certain tax adjustments that were reflected in the “Notes to financial statements.” All of these have been reflected in the Fund’s financial statements.

14. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to November 30, 2018, that would require recognition or disclosure in the Fund’s financial statements.

Report of independent registered public accounting firm

To the Board of Directors and Shareholders of

Macquarie Global Infrastructure Total Return Fund Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Macquarie Global Infrastructure Total Return Fund Inc. (the “Fund”) as of November 30, 2018, the related statements of operations and cash flows for the year ended November 30, 2018, the statements of changes in net assets for each of the two years in the period ended November 30, 2018, including the related notes, and the financial highlights for each of the five years in the period ended November 30, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2018, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2018 and the financial highlights for each of five years in the period ended November 30, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2018 by correspondence with the custodian and broker; when a reply was not received from the broker, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

January 22, 2019

We have served as the auditor of the Macquarie Global Infrastructure Total Return Fund Inc. since 2005.

Additional information (Unaudited)

Macquarie Global Infrastructure Total Return Fund Inc.

Dividend Reinvestment Plan

Unless a stockholder of the Fund (Stockholder) elects to receive cash distributions, all dividends, including any capital gain dividends, on the Stockholder’s Common Shares will be automatically reinvested by the Plan Agent, Computershare, in additional Common Shares under the Dividend Reinvestment Plan. If a Stockholder elects to receive cash distributions, the Stockholder will receive all distributions in cash paid by check mailed directly to the Stockholder by Computershare, as dividend paying agent.

If a Stockholder decides to participate in the Plan, the number of Common Shares the Stockholder will receive will be determined as follows:

•

If Common Shares are trading at or above Net Asset Value (NAV) at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.

•

If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

A Stockholder may withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone in accordance with such reasonable requirements as the Plan Agent and Fund may agree upon. If a Stockholder withdraws or the Plan is terminated, the Stockholder will receive a certificate for each whole share in its account under the Plan and the Stockholder will receive a cash payment for any fraction of a share in its account. If the Stockholder wishes, the Plan Agent will sell the Stockholder’s shares and send the proceeds, minus brokerage commissions, if any, to the Stockholder.

The Plan Agent maintains all Stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information a Stockholder may need for tax records. Common Shares in an account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy a Stockholder receives will include all Common Shares received under the Plan.

There is no brokerage charge for reinvestment of a Stockholder’s dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Additional information (Unaudited)

Macquarie Global Infrastructure Total Return Fund Inc.

Dividend Reinvestment Plan (continued)

Automatically reinvesting dividends and distributions does not mean that a Stockholder does not have to pay income taxes due upon receiving dividends and distributions.

If a Stockholder holds Common Shares with a brokerage firm that does not participate in the Plan, the Stockholder will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Stockholders should consult their financial adviser for more information.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Directors the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare, PO Box 505000, Louisville, KY 40233 or Computershare, 462 South 4th Street, Louisville, KY 40202 (for overnight courier), 1-866-587-4518.

Fund Proxy Voting Policies & Procedures

Policies and procedures used in determining how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, are available without a charge, upon request, by contacting the Fund at 1-866-567-4771 or on the Fund’s website at http://www.macquarie.com/mgu and on the Securities Exchange Commission (SEC)’s web site at http://www.sec.gov.

Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Forms N-Q are available without a charge, upon request, by contacting the Fund at 1-866-567-4771 or on the Fund’s website at http://www.macquarie.com/mgu and on the SEC’s web site at http://www.sec.gov. You may also review and copy Form N-Q at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

Tax Information

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of the information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended November 30, 2018, the Fund reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	10.41%
(B) Ordinary Income Distributions (Tax Basis)	89.59%
Total Distributions.	100.00%
(C) Qualifying Dividends[1]	22.10%

(A) and (B) are based on a percentage of the Fund’s total distributions.

(C) is based on a percentage of the Fund’s ordinary income distributions.

1 Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

* For the fiscal year ended November 30, 2018, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%. The percentage of dividends paid by the Fund from ordinary income reported as qualified income is 95.11%. Complete information will be compiled and reported in conjunction with your 2018 Form 1099-DIV.

The Fund intends to pass through foreign tax credits in the maximum amount of $1,681,259. The gross foreign source income earned during the fiscal year 2018 was $21,779,275. Complete information will be computed and reported in conjunction with your 2018 Form 1099-DIV.

Notice

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

Additional information (Unaudited)

Macquarie Global Infrastructure Total Return Fund Inc.

Section 19(a) Notices

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the 1940 Act, as amended, and the related rules adopted there under. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain, and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the fiscal year-to-date cumulative distribution amount per share for the Fund.

The amounts and sources of distributions reported in these 19(a) notices are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Total Cumulative Distributions for the year ended November 30, 2018

Net Investment Income	Net Realized Short- Term Capital Gains	Net Realized Long- Term Capital Gains	Return of Capital	Total Per Common Share
$0.8940	$0.1535	$0.0000	$0.4825	$1.5300

Percentage Breakdown of the Total Cumulative Distributions for the year ended November 30, 2018

Net Investment Income	Net Realized Short- Term Capital Gains	Net Realized Long- Term Capital Gains	Return of Capital	Total Per Common Share
58.43%	10.03%	0.00%	31.54%	100.00%

The Fund’s distribution policy is to distribute all or a portion of its net investment income to its shareholders on a quarterly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular quarter and may at times in any particular quarter pay out such accumulated but undistributed income in addition to net investment income earned in that quarter. As a result, the distributions paid by the Fund for any particular quarter may be more or less than the amount of net investment income earned by the Fund during such quarter. The Fund’s current accumulated but undistributed net investment income, if any, is disclosed in the Statement of assets and liabilities, which comprises part of the financial information included in this report.

Board Approval of Investment Advisory and Management Agreement

The Directors, including all of the non-interested Directors, met on July 10, 2018 and considered the continuation of the Investment Advisory and Management Agreement with MCIM (the “Advisory Agreement”) for a one-year term. In their consideration, the Directors took into account a memorandum from MCIM regarding the services rendered to the Fund by MCIM, relevant information provided and discussed during the meeting, the experience of the principal portfolio managers, as well as the broader portfolio management team, the organizational structure and key personnel of MCIM’s securities business and MCIM’s financial statements and information relating to its profitability (collectively, the “Renewal Materials”). The Directors noted that they found the materials and presentations provided by MCIM and its affiliated entities to be responsive to the Board’s request for information. The Directors also considered a memorandum titled “Directors’ Duties and Responsibilities in Connection with the Renewal of the Investment Advisory and Management Agreement” dated June 12, 2018 describing the legal duties of the Directors under the 1940 Act, which was reviewed with their independent counsel. The Directors also considered information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) comparing the Fund’s fee rate for management services and expenses and performance characteristics to those of other funds. The Directors considered, among other factors, the following:

(a) The nature, extent and quality of services provided by the Adviser. The Directors considered the services that MCIM provides to the Fund, MCIM’s reputation as a manager of infrastructure assets and the information in the Renewal Materials, including information regarding Macquarie’s position as a global market leading infrastructure manager, Macquarie’s global infrastructure network, the extent of MCIM’s team and its ability to leverage Macquarie’s global infrastructure capabilities, its strong portfolio construction and risk management process, its continued integration with its affiliate, Macquarie Investment Management, and the Fund’s performance in light of current economic conditions. Based on this presentation, the Directors concluded that the nature, extent and quality of services provided to the Fund by MCIM under the Advisory Agreement supported the Board’s re-approval of the Advisory Agreement.

(b) Management fee, expense ratio and investment performance of the Fund, including a comparison of fees paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients. Consistent with the process followed in previous years, the Directors were provided with two sets of comparisons prepared by Broadridge that compared the Fund’s performance, management fees and expenses to other closed-end sector equity funds, including the other closed-end infrastructure fund sub-advised by MCIM. One set of funds was selected by Broadridge and the other set selected by MCIM based on disclosed criteria. The Renewal Materials provided further detail on the comparison groups, limitations of the Broadridge data and analysis of the comparisons.

The Directors considered information prepared by Broadridge comparing the Fund’s management fee rate and expenses to those of other funds and noted that the Fund’s management fee rate was below the median for both the MCIM-selected comparison group and the Broadridge-selected comparison group for contractual management fees at a common asset level, and the Fund’s expense ratio was higher than the medians of the MCIM-selected and Broadridge-selected comparison groups for actual

Additional information (Unaudited)

Macquarie Global Infrastructure Total Return Fund Inc.

total expenses – common and leveraged assets. The Directors noted MCIM’s explanation that certain of the expenses that contribute to the Fund having higher expenses than the median of the comparison

Board Approval of Investment Advisory and Management Agreement (continued)

group include investment-related expenses, which are attributed to the Fund’s leverage, and certain non-management expenses.

The Directors considered the performance information prepared by Broadridge comparing the Fund’s performance to the Fund’s Broadridge-selected comparison group.

Based on these considerations and the other factors considered at the meeting, the Directors concluded that the Fund’s management fee rate, expense level and performance supported the re-approval of the Advisory Agreement.

(c) Cost of the services to be provided and profits realized by MCIM from the relationship with the Fund. The Directors considered the pro forma income statement relating to the cost of the services provided by MCIM and the profits realized by MCIM from its relationship with the Fund. It was noted that affiliates of MCIM did not derive any material direct or indirect economic benefits from MCIM’s relationship with the Fund, other than through commissions received by an affiliated broker/dealer. On a quarterly basis, the Board is provided with Rule 17e-1 transaction reports (regarding transactions executed with the affiliated broker-dealer), including commissions paid with respect to those transactions. After reviewing this information, the Directors concluded that the profitability of MCIM attributable to the Fund did not suggest that the investment advisory fee was so disproportionately large that it could not have been the product of arms’ length bargaining.

(d) The extent to which economies of scale are realized as the Fund grows and whether fee levels reflect such economies of scale. The Directors considered that economies of scale should be predicated on increasing assets and that, because the Fund is a closed-end fund without daily inflows and outflows of capital, there were not at this time significant economies of scale to be realized by MCIM in managing the Fund’s assets.

Conclusion. No single factor was determinative to the decision of the Directors. In addition, the Directors’ consideration of the advisory fee arrangements had the benefit of, and was performed in part by reference to, a number of years of reviews during which lengthy discussions took place between the Directors and MCIM representatives. Certain aspects of the arrangements may have received greater scrutiny in some years than in others, and the Directors’ conclusions may be based, in part, on information considered in prior years or learned throughout the period of their service. Based on the foregoing and such other matters as were deemed relevant, the Board of Directors, including the Independent Directors, approved the continuation of Advisory Agreement. It was noted that the Independent Directors were represented by independent legal counsel who assisted them in their deliberations.

Certain discussions and conclusions occurred during executive session but are included here, in one place, for ease of presentation.

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Directors & Officers

November 30, 2018 (Unaudited)

Certain biographical and other information relating to the Directors and Executive Officers of the Fund is set out below, including their year of birth, their principal occupations for at least the last five years,

Name, Birth Year and Address[1] of Director	Position(s) Held with the Fund	Term of Office and Length of Time Served[2]
Biographical Information of the Non-Interested Directors of the Fund
Gordon A. Baird*	Class I Director	Since July 2005
Birth Year: 1968

Thomas W. Hunersen*	Class II Director	Since July 2005
Birth Year: 1958

Chris LaVictorie Mahai*	Class III Director	Since July 2005
Birth Year: 1955
Biographical Information of the Interested Directors of the Fund
Brad Frishberg	Class III Director	Since January 2011
Birth Year: 1967

[1]	Each Director may be contacted by writing to the Director c/o Macquarie Global Infrastructure Total Return Fund Inc., 125 West 55th Street Level 9, New York, NY 10019.

[2]

Each Director’s term of office extends until the next stockholder meeting for the purpose of electing Directors in the relevant class and until the election and qualification of a successor, or until such Director dies, resigns or is removed as provided in the governing documents of the Fund.

*	Member of the Audit Committee.

the length of time served, the total number of portfolios overseen in the complex of funds advised by the Manager (MCIM-Affiliate Advised Funds) and other public company directorships.

Principal Occupation(s) During Past Five Years	Number of MCIM-Affiliate Advised Funds Overseen	Other Public Company Directorships

Mr. Baird is the President and Chief Executive Officer of MPIB Holdings, LLC. Mr. Baird was the Chief Executive Officer of Independence Bancshares, Inc. from 2013 to 2015. Mr. Baird was an Operating Advisor to Thomas H. Lee Partners L.P in 2011 and 2012. From 2003 to 2011 Mr. Baird was Chief Executive Officer of Paramax Capital Partners LLC. Prior to 2003 Mr. Baird was a Director at Citigroup Global Markets, Inc, an investment analyst at State Street Bank and Trust Company and real estate analyst at John Hancock Real Estate Finance Inc. Mr. Baird is a Chartered Financial Analyst.	1	None
Mr. Hunersen served as Group Executive – Corporate & Institutional Recovery at Irish Bank Resolution Corporation, Dublin, Republic of Ireland until 2013; Head of Strategy Projects - North America – Bank of Ireland, Greenwich, Connecticut, 2004; Chief Executive Officer, Slingshot Game Technology Inc., Natick, Massachusetts, 2001 – 2003; and EVP and Global Head of Energy & Utilities, National Australia Bank Limited, Melbourne, London and New York, 1987 – 2001.	1	None
Ms. Mahai is President, Aveus, a division of Medecision, Inc. since May 2018. Prior to that she was Founder, Owner and Managing Partner of Aveus LLC since 1999.	1	None

Mr. Frishberg has been Managing Director and Chief Investment Officer of Infrastructure Securities of Macquarie Asset Management since December 2009. Previously, he was Managing Director and U.S. Equity Portfolio Manager of J.P. Morgan Asset Management from 2000 – 2008.	1	None

Directors & Officers

November 30, 2018 (Unaudited)

Name, Birth Year and Address	Position(s) Held	Term of Office and Length
of Officer	with Fund(s)	of Time Served[3]
Biographical Information of the Executive Officers of the Fund
Brad Frishberg	Chief Executive Officer and	Since May 2010
Birth Year: 1967	President
125 West 55th Street
New York, NY 10019
William Fink	Chief Compliance Officer	Since September 2014
Birth Year: 1968
125 West 55th Street
New York, NY 10019
John H. Kim	Chief Legal Officer and	Since February 2011
Birth Year: 1971	Secretary
125 West 55th Street
New York, NY 10019
Daniel V. Geatens[4]	Chief Financial Officer and	Since November 2017
Birth Year: 1972	Treasurer
2005 Market Street
Philadelphia, PA 19103

[3]	Each officer serves an indefinite term.

[4]	Mr. Geatens also serves as the Vice President and Treasurer for the Optimum Fund Trust and Delaware Funds SM by Macquarie which share an affiliated investment manager.

Principal Occupation(s) During the Past Five Years

Mr. Frishberg has been Managing Director and Chief Investment Officer of Infrastructure Securities of Macquarie Asset Management since December 2009. Previously, he was Managing Director and U.S. Equity Portfolio Manager of JP Morgan Asset Management from 2000 – 2008.
Mr. Fink is a Senior Manager for Macquarie Bank Limited (September 2014 – present); previously, he was the Chief Compliance Officer for EACM Advisors LLC, a subsidiary of the Bank of New York Mellon (January 2011 – September 2014) and was President and Chief Compliance Officer of IMS Financial (June 2004 – December 2010).
Mr. Kim is Managing Director and U.S. General Counsel of Macquarie Asset Management (June 2009 – present); previously, he was Head of U.S. Alternatives Legal within the Asset Management Division of Deutsche Bank AG (April 2001 – June 2009).

Mr. Geatens has served in various capacities at different times at Macquarie Investment Management since 1997.

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The Board of Directors of the Registrant has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Board of Directors has determined that each of the independent directors is an “audit committee financial expert.” Each of Gordon A. Baird, Chris LaVictoire Mahai and Thomas W. Hunersen is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $61,200 for 2018 and $60,000 for 2017.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2018 and $1,800 for 2017.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $11,250 for 2018 and $15,907 for 2017.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2018 and $0 for 2017.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

All services to be performed by the Registrant’s principal auditors must be pre-approved by the Registrant’s audit committee, which may include the approval of certain services up to an amount determined by the audit committee. Any services that would exceed that amount would require additional approval of the audit committee.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	N/A

(c)	N/A

(d)	N/A

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $11,748,000 for 2018 and $11,180,000 for 2017.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

(a)

The Registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 and is comprised of the following members: Gordon A. Baird, Chris LaVictoire Mahai and Thomas W. Hunersen.

(b)	Not applicable

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Registrant’s (MGU) Proxy Voting Procedures

Macquarie Capital Investment Manager LLC (“MCIM”) is the adviser of MGU and is responsible for voting proxies on its behalf. MCIM has adopted the following policies and procedures designed to ensure that all such votes are in the best interest of MGU.

a) MCIM’s policy is to vote on all proxies for securities held by MGU consistently and in the best interest of MGU and its shareholders, considered as a group rather than individually, unless it determines that abstaining from the vote would be in the best interest of MGU. For this purpose, “best interest” means in the best economic interest of MGU and its shareholders, as investors (hereafter, collectively, “MGU”), without regard to any self-interest which MCIM, its management or affiliates might have in a particular voting matter or any interest which MGU shareholders may have other than their economic interest, in common, as MGU investors.

b) MCIM has engaged the services of Institutional Shareholder Services to make recommendations to MCIM with respect to voting proxies related to securities held by MGU. Institutional Shareholder Services’ recommendations will be based on Institutional Shareholder Services’ pre-established voting guidelines.

c) MCIM will review each Institutional Shareholder Services recommendation and will generally vote in accordance with such recommendation unless it determines that the recommendation is not in the best interest of MGU.

d) In the event that MCIM determines that it is not in the best interest of MGU to vote, or to vote in accordance with an Institutional Shareholder Services recommendation, regarding a particular voting matter, MCIM will document its reasons for such determinations.

e) In the event that MCIM manages the assets of a company or its pension plan and the Fund holds securities issued by that company, MCIM will vote proxies relating to that company’s securities in accordance with Institutional Shareholder Services’ recommendations to avoid any actual or apparent conflict of interest in the matter.

f) In the event, apart from the situation described in e) immediately above, that MCIM determines it has an actual, potential or apparent conflict of interest regarding a particular voting matter, it will generally follow the Institutional Shareholder Services recommendation to ensure that such conflict is avoided. Should MCIM determine that a vote according to Institutional Shareholder Services’ recommendation regarding such a matter would not be in the best interest of MGU, MCIM will promptly escalate the matter so that voting instructions may be obtained from the MGU Board of Directors upon the advice, if sought, of legal counsel or other advisers to the Fund and/or its independent directors.

g) MCIM will follow any specific voting procedures adopted by MGU, unless it determines that it is unable to do so. In the event that MCIM is unable, for any reason, to follow specific procedures adopted by MGU, it will document the reasons for its determination and promptly so notify the Board of Directors of MGU or their appointed delegate.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Portfolio Managers as of November 30, 2018:

Name	Title	Length of Service	Business Experience During the Past 5 Years
Jonathon Ong, CFA	Co- Portfolio Manager	Since November 2012	Mr. Ong joined the Macquarie’s Investment Management Infrastructure Securities team in Sydney as a Portfolio Manager in January 2008. He has been a member of the team’s Investment Committee since then. He has over 20 years of investment experience. Prior to joining Macquarie, Mr. Ong held Analyst and Portfolio Manager roles at Credit Suisse Asset Management (“CSAM”), where he worked for 8 years in Sydney and Tokyo. His portfolio management and analytical responsibilities were primarily focused on infrastructure and related stocks. Prior to CSAM, he spent 3 years as an Asia-Pacific telecom analyst for Bankers Trust, having started his career as a sell-side analyst in Hong Kong for Kim Eng Securities. Mr. Ong earned a Bachelor of Science degree from the University of Melbourne and a Bachelor of Business (Banking and Finance) from Monash University.

Brad Frishberg, CFA	Co- Portfolio Manager	Since November 2012	Mr. Frishberg is the head of Macquarie Investment Management Infrastructure Securities business and serves as its Chief Investment Officer. He is also a Co-Portfolio Manager for a number of portfolios. He has more than 20 years of asset management experience. Prior to joining Macquarie in 2009, Mr. Frishberg was managing director and US equity portfolio manager at J.P. Morgan Asset Management, where over a period of 13 years he was responsible for managing portfolios and businesses in London, Tokyo, and New York. He started his career at Aetna Asset Management as an international analyst and then as a portfolio manager for Japanese equity and fixed income. Mr. Frishberg earned his Bachelor’s degree in business economics from Brown University and his Master’s degree in economics from Trinity College.

(a)(2)	Other Accounts Managed as of November 30, 2018:

Portfolio Manager’s Name	Number of Registered Investment Companies, Total Assets	Number of Other Pooled Investment Vehicles, Total Assets	Number of Other Accounts, Total Assets	Advisory Fee Based on Performance Number of Accounts and Total Assets
Jonathon Ong	0	1,$334M	0	0
Brad Frishberg	2, $435M	7,$342M	5,$1,096M	0

Material Conflicts of Interest. Macquarie Capital Investment Management LLC (the “Adviser”) believes that Mr. Ong’s and Mr. Frishberg’s simultaneous management of the Registrant and other accounts may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Registrant and other accounts. To address these conflicts, the Adviser has adopted a Trade Allocation/Aggregation Policy that is designed to ensure fair and equitable allocation of investment opportunities among accounts over time and to ensure compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager.

(a)(3)	Portfolio Manager Compensation as of November 30, 2018:

Compensation consists of three components:

1.	Fixed remuneration in the form of a base salary;

2.	Variable (at risk) pay in the form of an annual profit share allocation; and

3.	A long term incentive in the form of stock (applies to Director level employees only).

Fixed remuneration takes into consideration the role of each individual and market conditions. Remuneration is reviewed on a yearly basis in March/April and takes effect from 1 July of that year.

Aggregate staff profit share is linked to Macquarie Group’s profitability and return on ordinary equity, with the allocation of individual profit share being based on factors including contribution to profit, use of capital, funding and risk. Macquarie Group operates profit share retention arrangements for employees meeting certain pay thresholds, to ensure an appropriate balance between short and longer-term incentives. Retained profit share is invested in the Macquarie Employee Retained Equity Plan (MEREP) to further align employee and shareholder interests as well as enhance Macquarie Group’s ability to attract and retain high caliber talent.

(a)(4)	Dollar Range of Securities Owned by Portfolio Managers as of November 30, 2018:

Portfolio Manager	Dollar Range of Equity Securities in Registrant[1]
Jonathon Ong	$0
Brad Frishberg	$50,001-$100,000

[1]	“Beneficial Ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended.

(b)	Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and

             Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment

               Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(a)(4) Not applicable.
(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

 (c)   Pursuant to the Securities and Exchange Commission’s Order granting relief from Section 19(b) of the Investment Company Act of 1940 dated January 6, 2009, the 19(a) Notices to Beneficial Owners are attached hereto as Exhibit 12(c).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    Macquarie Global Infrastructure Total Return Fund Inc.

By (Signature and Title)*	/s/ Brad Frishberg
Brad Frishberg,
Chief Executive Officer/Principal Executive Officer

Date February 1, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Brad Frishberg
Brad Frishberg,
Chief Executive Officer/Principal Executive Officer

Date February 1, 2019

By (Signature and Title)*	/s/ Daniel V. Geatens
Daniel V. Geatens,
Treasurer, Chief Financial Officer/Principal Financial Officer

Date February 1, 2019

* Print the name and title of each signing officer under his or her signature.